JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited)

Investments		Principal Amount($)	Value($)
CORPORATE BONDS — 58.1%
Australia — 0.4%
APT Pipelines Ltd. 2.00%, 7/15/2030 (a)	EUR	150,000	196,725
Glencore Finance Europe Ltd. 6.00%, 4/3/2022 (a)(b)	GBP	100,000	148,185
Glencore Funding LLC 2.50%, 9/1/2030 (c)		462,000	452,568
Transurban Finance Co. Pty. Ltd. 2.00%, 8/28/2025 (a)	EUR	150,000	196,580
Westpac Banking Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (d)		75,000	81,484

			1,075,542

Austria — 0.3%
ams AG 6.00%, 7/31/2025 (a)	EUR	700,000	911,661

Azerbaijan — 0.1%
State Oil Co. of the Azerbaijan Republic 4.75%, 3/13/2023 (a)		260,000	276,055

Belgium — 1.4%
Anheuser-Busch Cos. LLC
4.70%, 2/1/2036		170,000	202,542
4.90%, 2/1/2046		85,000	101,902
Anheuser-Busch InBev SA/NV 2.00%, 3/17/2028 (a)	EUR	800,000	1,086,585
Anheuser-Busch InBev Worldwide, Inc.
4.75%, 1/23/2029		59,000	69,563
4.44%, 10/6/2048		114,000	129,512
KBC Group NV
(EUR Swap Annual 5 Year + 4.69%), 4.75%, 3/5/2024 (a)(d)(e)(f)	EUR	400,000	520,994
(EUR Swap Annual 5 Year + 1.25%), 1.62%, 9/18/2029 (a)(d)	EUR	300,000	379,687
Solvay Finance SACA
(EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a)(d)(e)(f)	EUR	100,000	133,996
Solvay SA
(EUR Swap Annual 5 Year + 3.92%), 4.25%, 12/4/2023 (a)(d)(e)(f)	EUR	700,000	915,126
Telenet Finance Luxembourg Notes SARL 3.50%, 3/1/2028 (a)	EUR	200,000	252,963

			3,792,870

Investments	Principal Amount($)	Value($)
Brazil — 0.5%
Gerdau Trade, Inc. 4.88%, 10/24/2027 (a)	200,000	225,850
Guara Norte SARL 5.20%, 6/15/2034 (c)	325,000	327,681
Klabin Austria GmbH 7.00%, 4/3/2049 (a)	200,000	248,100
Suzano Austria GmbH
3.75%, 1/15/2031	48,000	49,464
7.00%, 3/16/2047 (a)	200,000	260,500
Vale Overseas Ltd. 3.75%, 7/8/2030	142,000	150,103

		1,261,698

Canada — 0.2%
Emera US Finance LP 4.75%, 6/15/2046	160,000	183,035
Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (d)	236,000	271,591
Enbridge, Inc. 3.13%, 11/15/2029	150,000	158,338
Transcanada Trust Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (d)	57,000	63,270

		676,234

Chile — 0.2%
Empresa de Transporte de Pasajeros Metro SA 4.70%, 5/7/2050 (c)	200,000	224,686
Kenbourne Invest SA 6.88%, 11/26/2024 (c)	200,000	211,912

		436,598

China — 0.4%
Alibaba Group Holding Ltd. 3.40%, 12/6/2027	200,000	218,194
Huarong Finance 2017 Co. Ltd. 4.25%, 11/7/2027 (a)	200,000	132,000
Huarong Finance 2019 Co. Ltd. 2.13%, 9/30/2023 (a)	200,000	136,062
NXP BV 3.25%, 5/11/2041 (c)	300,000	300,120
Tencent Holdings Ltd. 3.98%, 4/11/2029 (a)	200,000	220,100
Yuzhou Group Holdings Co. Ltd. 8.38%, 10/30/2024 (a)	200,000	190,500

		1,196,976

Colombia — 0.2%
AI Candelaria Spain SLU 5.75%, 6/15/2033 (c)	250,000	250,000
Ecopetrol SA 5.88%, 5/28/2045	400,000	413,000

		663,000

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount($)	Value($)
Denmark — 0.3%
Danske Bank A/S (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.73%), 5.00%, 1/12/2023 (c)(d)		200,000	205,155
DKT Finance ApS 7.00%, 6/17/2023 (a)	EUR	300,000	372,237
Nykredit Realkredit A/S Series CCE, 1.00%, 10/1/2050 (a)	DKK	611,016	95,585
TDC A/S 5.00%, 3/2/2022 (b)	EUR	200,000	251,350

			924,327

Finland — 0.2%
Nokia OYJ 2.00%, 3/15/2024 (a)	EUR	425,000	538,997
Nordea Bank Abp (EUR Swap Annual 5 Year + 1.30%), 1.00%, 6/27/2029 (a) (d)	EUR	100,000	124,111

			663,108

France — 9.1%
Accor SA 3.62%, 9/17/2023 (a)(b)	EUR	500,000	648,239
Airbus SE
1.38%, 6/9/2026 (a)	EUR	200,000	258,761
1.63%, 6/9/2030 (a)	EUR	200,000	262,831
Altice France SA 3.38%, 1/15/2028 (a)	EUR	1,100,000	1,317,921
Banijay Entertainment SASU 3.50%, 3/1/2025 (a)	EUR	375,000	460,339
Banijay Group SAS 6.50%, 3/1/2026 (a)	EUR	200,000	251,072
BPCE SA
5.15%, 7/21/2024 (c)		600,000	672,888
0.63%, 9/26/2024 (a)	EUR	400,000	497,070
(EURIBOR 3 Month + 1.00%), 0.50%, 9/15/2027 (a)(d)	EUR	400,000	487,956
(EUR Swap Annual 5 Year + 2.37%), 2.75%, 11/30/2027 (a)(d)	EUR	400,000	506,975
Burger King France SAS 6.00%, 5/1/2024 (a)	EUR	100,000	123,836
Casino Guichard Perrachon SA
4.56%, 1/25/2023 (a)(b)	EUR	700,000	887,418
4.50%, 3/7/2024 (a)(b)	EUR	200,000	248,643
CGG SA 7.75%, 4/1/2027 (c)	EUR	184,000	224,994
Chrome Bidco SASU 3.50%, 5/31/2028 (c)	EUR	239,000	293,660

Investments		Principal Amount($)	Value($)
CMA CGM SA 5.25%, 1/15/2025 (a)	EUR	350,000	436,896
Credit Agricole SA
(EUR Swap Annual 5 Year + 5.12%), 6.50%, 6/23/2021 (a)(d)(e)(f)	EUR	800,000	979,177
3.25%, 10/4/2024 (c)		376,000	405,022
(USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025 (c)(d)(e)(f)		400,000	484,743
2.00%, 3/25/2029 (a)	EUR	200,000	260,865
(EUR Swap Annual 5 Year + 1.90%), 1.62%, 6/5/2030 (a)(d)	EUR	500,000	630,883
Credit Mutuel Arkea SA (EURIBOR ICE Swap Rate 5 Year + 1.45%), 1.87%, 10/25/2029 (a)(d)	EUR	300,000	381,050
Electricite de France SA
(EUR Swap Annual 6 Year + 3.44%), 4.00%, 7/4/2024 (a)(d)(e)(f)	EUR	300,000	388,780
(EUR Swap Annual 5 Year + 4.00%), 3.37%, 6/15/2030 (a)(d)(e)(f)	EUR	600,000	759,320
Elis SA 1. 63%, 4/3/2028 (a)	EUR	500,000	598,476
Engie SA (EUR Swap Annual 5 Year + 1.15%), 1.37%, 1/16/2023 (a)(d)(e)(f)	EUR	300,000	370,434
Faurecia SE
3.13%, 6/15/2026 (a)	EUR	700,000	882,339
2.38%, 6/15/2027 (a)	EUR	600,000	747,116
3.75%, 6/15/2028 (a)	EUR	100,000	128,499
La Financiere Atalian SASU
4.00%, 5/15/2024 (a)	EUR	250,000	299,097
5.13%, 5/15/2025 (a)	EUR	100,000	121,935
Loxam SAS 2.88%, 4/15/2026 (a)	EUR	300,000	364,481
Orange SA
(EUR Swap Annual 5 Year + 2.36%), 2.38%, 1/15/2025 (a)(d)(e)(f)	EUR	200,000	255,162
(EUR Swap Annual 5 Year + 3.99%), 5.00%, 10/1/2026 (a)(d)(e)(f)	EUR	400,000	580,683
(EURIBOR ICE Swap Rate 5 Year + 2.18%), 1.75%, 12/19/2026 (a)(d)(e)(f)	EUR	200,000	248,837

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount($)	Value($)
Orano SA 3.13%, 3/20/2023 (a)	EUR	800,000	1,018,143
Parts Europe SA 6.50%, 7/16/2025 (a)	EUR	200,000	257,158
Quatrim SASU 5.88%, 1/15/2024 (a)	EUR	500,000	634,114
Renault SA 2.00%, 9/28/2026 (a)	EUR	700,000	835,428
Rexel SA 2.75%, 6/15/2026 (a)	EUR	600,000	750,876
Societe Generale SA
(USD ICE Swap Rate 5 Year + 5.87%), 8.00%, 9/29/2025 (c)(d)(e)(f)		200,000	234,980
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (c)(d)(e)(f)		1,325,000	1,382,969
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.65%, 7/8/2035 (c)(d)		200,000	205,335
SPIE SA
3.13%, 3/22/2024 (a)	EUR	200,000	255,133
2.63%, 6/18/2026 (a)	EUR	500,000	631,828
Tereos Finance Groupe I SA 4.13%, 6/16/2023 (a)	EUR	200,000	246,512
Total Capital International SA 3.13%, 5/29/2050		50,000	48,380
TOTAL SE
(EUR Swap Annual 5 Year + 3.78%), 3.88%, 5/18/2022 (a)(d)(e)(f)	EUR	100,000	126,023
(EUR Swap Annual 5 Year + 1.77%), 1.75%, 4/4/2024 (a)(d)(e)(f)	EUR	850,000	1,054,672
Valeo SA 3.25%, 1/22/2024 (a)	EUR	800,000	1,050,590

			25,198,539

Germany — 6.6%
Adler Pelzer Holding GmbH 4.13%, 4/1/2024 (a)	EUR	150,000	176,515
ADLER Real Estate AG
1.88%, 4/27/2023 (a)	EUR	500,000	615,847
2.13%, 2/6/2024 (a)	EUR	350,000	432,142
Bertelsmann SE & Co. KGaA (EUR Swap Annual 5 Year + 2.64%), 3.00%, 4/23/2075 (a)(d)	EUR	200,000	252,121
CeramTec BondCo GmbH 5.25%, 12/15/2025 (a)	EUR	100,000	123,616

Investments		Principal Amount($)	Value($)
Cheplapharm Arzneimittel GmbH 4.38%, 1/15/2028 (a)	EUR	550,000	693,430
Commerzbank AG (EUR Swap Annual 5 Year + 6.74%), 6.50%, 10/9/2029 (a)(d)(e)(f)	EUR	200,000	278,035
CT Investment GmbH 5.50%, 4/15/2026 (c)	EUR	106,000	131,853
Daimler AG 2.00%, 8/22/2026 (a)	EUR	700,000	936,924
Deutsche Bank AG 4.25%, 10/14/2021		100,000	101,409
(SOFR + 2.16%), 2.22%, 9/18/2024 (d)		1,075,000	1,105,674
Douglas GmbH 6.00%, 4/8/2026 (c)	EUR	550,000	675,669
IHO Verwaltungs GmbH
3.75% (cash), 9/15/2026 (a)(g)	EUR	125,000	155,887
3.88% (cash), 5/15/2027 (a)(g)(h)	EUR	400,000	503,350
K+S AG 2.63%, 4/6/2023 (a)	EUR	500,000	617,346
Kirk Beauty SUN GmbH 8.25% (cash), 10/1/2026 (c)(g)(h)	EUR	250,000	304,350
Nidda BondCo GmbH 5.00%, 9/30/2025 (a)	EUR	475,000	582,089
Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (a)	EUR	225,000	274,376
ProGroup AG 3.00%, 3/31/2026 (a)	EUR	200,000	246,253
Renk AG
5.75%, 7/15/2025 (a)	EUR	100,000	126,518
5.75%, 7/15/2025 (c)	EUR	100,000	126,518
Schaeffler AG
2.88%, 3/26/2027 (a)	EUR	450,000	583,050
3.38%, 10/12/2028 (a)	EUR	400,000	531,680
Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR	250,000	315,533
Techem Verwaltungsgesellschaft 675 mbH 2.00%, 7/15/2025 (a)	EUR	700,000	842,945
thyssenkrupp AG
1.38%, 3/3/2022 (a)	EUR	650,000	793,514
2.50%, 2/25/2025 (a)	EUR	100,000	124,513
TK Elevator Midco GmbH 4.38%, 7/15/2027 (a)	EUR	500,000	637,925
Vertical Holdco GmbH 6.63%, 7/15/2028 (a)	EUR	300,000	390,963
Volkswagen Bank GmbH 2.50%, 7/31/2026 (a)	EUR	200,000	270,766

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount($)	Value($)
Volkswagen International Finance NV
(EUR Swap Annual 10 Year + 3.35%), 5.12%, 9/4/2023 (a)(d)(e)(f)	EUR	53,000	70,690
(EUR Swap Annual 5 Year + 3.75%), 3.50%, 6/17/2025 (a)(d)(e)(f)	EUR	200,000	262,457
(EUR Swap Annual 12 Year + 2.97%), 4.62%, 3/24/2026 (a)(d)(e)(f)	EUR	600,000	827,702
(EUR Swap Annual 10 Year + 3.98%), 4.62%, 6/27/2028 (a)(d)(e)(f)	EUR	400,000	562,774
3.25%, 11/18/2030 (a)	EUR	600,000	893,650
Vonovia Finance BV 2.25%, 4/7/2030 (a)	EUR	300,000	412,783
WEPA Hygieneprodukte GmbH 2.88%, 12/15/2027 (a)	EUR	250,000	301,635
ZF Europe Finance BV
2.00%, 2/23/2026 (a)	EUR	700,000	856,602
2.50%, 10/23/2027 (a)	EUR	300,000	372,186
ZF Finance GmbH 3.75%, 9/21/2028 (a)	EUR	600,000	794,357

			18,305,647

Greece — 0.4%
Alpha Bank SA 2.50%, 2/5/2023 (a)	EUR	780,000	986,222

Hong Kong — 0.1%
China Huarong International Holdings Ltd. 3.25%, 6/23/2021 (a)		277,000	260,380

India — 0.1%
Greenko Dutch BV 3.85%, 3/29/2026 (c)		200,000	203,812
NTPC Ltd. 3.75%, 4/3/2024 (a)		200,000	210,600

			414,412

Indonesia — 0.3%
Indonesia Asahan Aluminium Persero PT 5.45%, 5/15/2030 (c)		200,000	230,600
Pertamina Persero PT 3.65%, 7/30/2029 (c)		400,000	424,000
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/2027 (a)		200,000	216,000

			870,600

Ireland — 1.3%
AerCap Ireland Capital DAC 4.63%, 7/1/2022		330,000	344,165
AIB Group plc (EUR Swap Annual 5 Year + 2.15%), 1.87%, 11/19/2029 (a)(d)	EUR	750,000	934,092

Investments		Principal Amount($)	Value($)
Avolon Holdings Funding Ltd.
3.95%, 7/1/2024 (c)		126,000	134,165
2.13%, 2/21/2026 (c)		440,000	434,953
4.25%, 4/15/2026 (c)		140,000	150,574
4.38%, 5/1/2026 (c)		60,000	64,680
CRH SMW Finance DAC 1.25%, 11/5/2026 (a)	EUR	200,000	257,900
eircom Finance DAC 3.50%, 5/15/2026 (a)	EUR	800,000	998,675
Smurfit Kappa Acquisitions ULC 2.88%, 1/15/2026 (a)	EUR	300,000	404,287

			3,723,491

Israel — 0.3%
Energean Israel Finance Ltd.
4.88%, 3/30/2026 (a)		156,000	161,411
5.38%, 3/30/2028 (a)		164,000	169,732
Leviathan Bond Ltd.
6.13%, 6/30/2025 (a)		200,000	219,500
6.50%, 6/30/2027 (a)		200,000	221,850

			772,493

Italy — 4.4%
Assicurazioni Generali SpA 2.43%, 7/14/2031 (a)	EUR	200,000	259,083
Atlantia SpA
1.63%, 2/3/2025 (a)	EUR	300,000	373,547
1.88%, 7/13/2027 (a)	EUR	200,000	250,182
1.88%, 2/12/2028 (a)	EUR	300,000	372,632
Autostrade per l’Italia SpA
1.63%, 6/12/2023	EUR	200,000	246,867
1.75%, 2/1/2027 (a)	EUR	1,450,000	1,805,802
2.00%, 12/4/2028 (a)	EUR	400,000	502,257
Enel Finance International NV 3.50%, 4/6/2028 (c)		200,000	216,362
Enel SpA Series 63.5, (EUR Swap Annual 5 Year + 2.58%), 3.37%, 8/24/2026 (a)(d)(e)(f)	EUR	800,000	1,073,116
Eni SpA 4.25%, 5/9/2029 (c)		250,000	281,354
Gamma Bidco SpA
5.13%, 7/15/2025 (c)	EUR	132,000	164,550
5.13%, 7/15/2025 (a)	EUR	100,000	124,659
Infrastrutture Wireless Italiane SpA 1.88%, 7/8/2026 (a)	EUR	300,000	382,276
Intesa Sanpaolo SpA
3.93%, 9/15/2026 (a)	EUR	150,000	204,524
4.95%, 6/1/2042 (c)		200,000	201,775
Kedrion SpA 3.38%, 5/15/2026 (c)	EUR	225,000	274,002
Leonardo SpA 4.88%, 3/24/2025	EUR	800,000	1,118,040
Pro-Gest SpA 3.25%, 12/15/2024 (a)	EUR	100,000	115,939

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount($)	Value($)
Rossini SARL 6.75%, 10/30/2025 (a)	EUR	200,000	255,926
Saipem Finance International BV 2.63%, 1/7/2025 (a)	EUR	250,000	312,960
Telecom Italia SpA
3.63%, 1/19/2024 (a)	EUR	100,000	130,827
2.88%, 1/28/2026 (a)	EUR	100,000	129,008
3.63%, 5/25/2026 (a)	EUR	825,000	1,111,681
2.38%, 10/12/2027 (a)	EUR	1,450,000	1,830,090
UniCredit SpA
(EURIBOR ICE Swap Rate 5 Year + 4.74%), 4.87%, 2/20/2029 (a)(d)	EUR	200,000	265,228
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (c)(d)		200,000	199,401

			12,202,088

Japan — 0.5%
Sumitomo Mitsui Financial Group, Inc. 1.47%, 7/8/2025		460,000	466,820
Takeda Pharmaceutical Co. Ltd.
1.00%, 7/9/2029	EUR	600,000	748,036
3.03%, 7/9/2040		270,000	264,284

			1,479,140

Kazakhstan — 0.2%
KazMunayGas National Co. JSC 5.75%, 4/19/2047 (a)		380,000	467,281

Kuwait—0.1%
MEGlobal Canada ULC 5.00%, 5/18/2025 (c)		200,000	224,108

Luxembourg — 2.7%
Altice Finco SA 4.75%, 1/15/2028 (a)	EUR	500,000	597,423
Altice France Holding SA
8.00%, 5/15/2027 (a)	EUR	150,000	198,574
8.00%, 5/15/2027 (c)	EUR	123,000	162,830
4.00%, 2/15/2028 (a)	EUR	500,000	590,366
ArcelorMittal SA 1.75%, 11/19/2025 (a)	EUR	625,000	800,222
ARD Finance SA
5.00% (cash), 6/30/2027 (a)(g)(h)	EUR	100,000	124,526
5.00% (cash), 6/30/2027 (c)(g)	EUR	100,000	124,526
Herens Midco SARL 5.25%, 5/15/2029 (c)	EUR	303,000	363,951
INEOS Finance plc
3.38%, 3/31/2026 (a)	EUR	400,000	504,243
3.38%, 3/31/2026 (c)	EUR	147,000	185,309

Investments		Principal Amount($)	Value($)
Matterhorn Telecom SA
3.13%, 9/15/2026 (a)	EUR	225,000	275,668
3.13%, 9/15/2026 (c)	EUR	100,000	122,519
Monitchem HoldCo 3 SA 5.25%, 3/15/2025 (a)	EUR	300,000	376,221
PLT VII Finance SARL 4.63%, 1/5/2026 (a)	EUR	450,000	569,331
SES SA
(EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022 (a)(d)(e)(f)	EUR	525,000	647,580
(EUR Swap Annual 5 Year + 5.40%), 5.63%, 1/29/2024 (a)(d)(e)(f)	EUR	200,000	265,972
1.63%, 3/22/2026 (a)	EUR	200,000	260,261
0.88%, 11/4/2027 (a)	EUR	450,000	558,819
Summer BC Holdco A SARL 9.25%, 10/31/2027 (a)	EUR	180,211	233,767
Summer BC Holdco B SARL 5.75%, 10/31/2026 (a)	EUR	500,000	635,638

			7,597,746

Malaysia — 0.2%
Petronas Capital Ltd. 3.40%, 4/28/2061 (c)		436,000	429,133

Mexico — 0.9%
Banco Mercantil del Norte SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.04%), 6.87%, 7/6/2022 (c)(d)(e)(f)		200,000	206,850
BBVA Bancomer SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.12%, 1/18/2033 (c)(d)		200,000	207,975
Bimbo Bakeries USA, Inc. 4.00%, 5/17/2051 (c)		400,000	412,768
Cemex SAB de CV 3.88%, 7/11/2031 (c)		377,000	377,236
Fomento Economico Mexicano SAB de CV 3.50%, 1/16/2050		150,000	151,241
Grupo Bimbo SAB de CV 4.00%, 9/6/2049 (c)		200,000	205,537
Petroleos Mexicanos
6.75%, 9/21/2047		525,000	463,943
6.95%, 1/28/2060		510,000	448,035

			2,473,585

Morocco — 0.1%
OCP SA 6.88%, 4/25/2044 (a)		200,000	244,100

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount($)	Value($)
Netherlands — 3.1%
ABN AMRO Bank NV
4.75%, 7/28/2025 (c)		200,000	224,980
(EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (a)(d)(e)(f)	EUR	800,000	1,045,069
Cooperatieve Rabobank UA
(EUR Swap Annual 5 Year + 3.70%), 3.25%, 12/29/2026 (a)(d)(e)(f)	EUR	200,000	250,504
(EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (a)(d)(e)(f)	EUR	600,000	803,996
ING Groep NV
(EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028 (d)	EUR	400,000	512,285
(EUR Swap Annual 5 Year + 1.20%), 1.00%, 11/13/2030 (a)(d)	EUR	300,000	368,835
Nouryon Holding BV 6.50%, 10/1/2026 (a)	EUR	375,000	477,872
OCI NV
3.13%, 11/1/2024 (a)	EUR	200,000	249,305
3.63%, 10/15/2025 (c)	EUR	118,000	150,367
Q-Park Holding I BV 2.00%, 3/1/2027 (a)	EUR	250,000	289,938
Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR	525,000	614,603
Sunshine Mid BV 6.50%, 5/15/2026 (a)	EUR	600,000	755,632
Trivium Packaging Finance BV 3.75%, 8/15/2026 (a)(b)	EUR	400,000	496,738
United Group BV 4.88%, 7/1/2024 (a)	EUR	200,000	246,938
UPC Holding BV 3.88%, 6/15/2029 (a)	EUR	400,000	493,199
Ziggo Bond Co. BV 3.38%, 2/28/2030 (a)	EUR	1,100,000	1,319,597
Ziggo BV 4.25%, 1/15/2027 (a)	EUR	160,000	202,429

			8,502,287

Peru — 0.1%
Southern Copper Corp. 5.88%, 4/23/2045		140,000	182,840

Portugal — 0.8%
EDP - Energias de Portugal SA
1.63%, 4/15/2027 (a)	EUR	500,000	655,125
(EUR Swap Annual 5 Year + 1.84%), 1.70%, 7/20/2080 (a)(d)	EUR	1,200,000	1,461,511
EDP Finance BV 2.38%, 3/23/2023 (a)	EUR	200,000	255,282

			2,371,918

Qatar — 0.1%
ABQ Finance Ltd. 3.50%, 2/22/2022 (a)		200,000	203,750

Investments		Principal Amount($)	Value($)
Spain — 5.2%
Abertis Infraestructuras Finance BV (EUR Swap Annual 5 Year + 3.69%), 3.25%, 11/24/2025 (a)(d)(e)(f)	EUR	600,000	748,469
Banco Bilbao Vizcaya Argentaria SA
(EUR Swap Annual 5 Year + 6.04%), 6.00%, 3/29/2024 (a)(d)(e)(f)	EUR	400,000	531,070
0.38%, 11/15/2026 (a)	EUR	300,000	369,110
Banco de Sabadell SA
1.13%, 3/27/2025 (a)	EUR	300,000	372,012
(EUR Swap Annual 1 Year + 0.97%), 0.62%, 11/7/2025 (a)(d)	EUR	300,000	369,106
Banco Santander SA 2.13%, 2/8/2028 (a)	EUR	200,000	262,843
CaixaBank SA
(EUR Swap Annual 5 Year + 6.22%), 6.37%, 9/19/2023 (a)(d)(e)(f)	EUR	400,000	530,461
(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a)(d)(e)(f)	EUR	200,000	274,071
Cellnex Telecom SA
2.88%, 4/18/2025 (a)	EUR	1,100,000	1,450,384
1.00%, 4/20/2027 (a)	EUR	100,000	120,458
Cirsa Finance International SARL 4.75%, 5/22/2025 (a)	EUR	250,000	301,814
ContourGlobal Power Holdings SA
4.13%, 8/1/2025 (a)	EUR	400,000	498,170
3.13%, 1/1/2028 (c)	EUR	100,000	122,722
eDreams ODIGEO SA 5.50%, 9/1/2023 (a)	EUR	200,000	242,000
Ferrovial Emisiones SA 2.50%, 7/15/2024 (a)	EUR	200,000	262,651
Grifols SA
1.63%, 2/15/2025 (c)	EUR	100,000	122,731
2.25%, 11/15/2027 (c)	EUR	100,000	123,679
2.25%, 11/15/2027 (a)	EUR	800,000	989,432
Grupo Antolin-Irausa SA 3.25%, 4/30/2024 (a)	EUR	200,000	243,890
Iberdrola International BV
(EUR Swap Annual 5 Year + 2.06%), 2.62%, 3/26/2024 (a)(d)(e)(f)	EUR	800,000	1,030,469
(EUR Swap Annual 5 Year + 2.97%), 3.25%, 11/12/2024 (a)(d)(e)(f)	EUR	100,000	132,472
Lorca Telecom Bondco SA
4.00%, 9/18/2027 (a)	EUR	500,000	618,655
4.00%, 9/18/2027 (c)	EUR	116,000	143,528

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount($)	Value($)
Naturgy Finance BV
(EUR Swap Annual 9 Year + 3.08%), 3.38%, 4/24/2024 (a)(d)(e)(f)	EUR	200,000	257,469
Repsol International Finance BV
(EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a)(d)	EUR	1,000,000	1,326,403
Telefonica Emisiones SA 5.21%, 3/8/2047		150,000	180,041
Telefonica Europe BV
(EUR Swap Annual 5 Year + 2.33%), 2.62%, 3/7/2023 (a)(d)(e)(f)	EUR	200,000	248,169
Series NC5,
(EUR Swap Annual 5 Year + 2.45%), 3.00%, 9/4/2023 (a)(d)(e)(f)	EUR	1,300,000	1,628,994
(EUR Swap Annual 8 Year + 2.97%), 3.87%, 6/22/2026 (a)(d)(e)(f)	EUR	800,000	1,042,630

			14,543,903

Sweden — 1.0%
Dometic Group AB 3.00%, 5/8/2026 (a)	EUR	250,000	322,432
Verisure Holding AB
3.88%, 7/15/2026 (a)	EUR	525,000	656,216
3.25%, 2/15/2027 (a)	EUR	550,000	674,950
Verisure Midholding AB 5.25%, 2/15/2029 (c)	EUR	219,000	275,071
Volvo Car AB
2.00%, 1/24/2025 (a)	EUR	600,000	762,774
2.50%, 10/7/2027 (a)	EUR	100,000	132,189

			2,823,632

Switzerland — 1.9%
Credit Suisse Group AG
(USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023 (c)(d)(e)(f)		450,000	497,812
(EURIBOR ICE Swap Rate 1 Year + 3.50%), 3.25%, 4/2/2026 (a)(d)	EUR	200,000	269,035
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.89%), 5.25%, 2/11/2027 (c)(d)(e)(f)		620,000	647,125
(SOFR + 3.73%), 4.19%, 4/1/2031 (c)(d)		540,000	600,576
(SOFR + 1.73%), 3.09%, 5/14/2032 (c)(d)		295,000	299,370
Dufry One BV 2.50%, 10/15/2024 (a)	EUR	200,000	240,841

Investments		Principal Amount($)	Value($)
Kongsberg Actuation Systems BV 5.00%, 7/15/2025 (a)	EUR	200,000	246,939
Swiss Re Finance Luxembourg SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (c)(d)		200,000	225,690
UBS Group AG
(EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022 (a)(d)(e)(f)	EUR	600,000	757,278
(USD Swap Semi 5 Year + 4.87%), 7.00%, 2/19/2025 (a)(d)(e)(f)		200,000	230,250
(USD Swap Semi 5 Year + 4.59%), 6.87%, 8/7/2025 (a)(d)(e)(f)		200,000	227,000
(EUR Swap Annual 1 Year + 0.55%), 0.25%, 1/29/2026 (a)(d)	EUR	300,000	366,581
(EUR Swap Annual 1 Year + 0.77%), 0.25%, 11/5/2028 (a)(d)	EUR	300,000	360,507
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (c)(d)		280,000	269,013

			5,238,017

Taiwan — 0.1%
Competition Team Technologies Ltd. 3.75%, 3/12/2024 (a)		200,000	214,975

United Kingdom — 8.3%
Barclays plc
(EUR Swap Annual 1 Year + 3.70%), 3.38%, 4/2/2025 (a) (d)	EUR	250,000	332,344
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 6.02%), 6.37%, 12/15/2025 (a)(d)(e)(f)	GBP	200,000	315,051
BAT Capital Corp. 4.39%, 8/15/2037		309,000	320,649
Boparan Finance plc 7.63%, 11/30/2025 (c)	GBP	104,000	139,149
BP Capital Markets plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (d)(e)(f)		204,000	216,495

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount($)	Value
(EUR Swap Annual 5 Year + 3.88%), 3.25%, 3/22/2026 (a)(d)(e)(f)	EUR	600,000	777,948
1.64%, 6/26/2029 (a)	EUR	200,000	264,367
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (d)(e)(f)		94,000	101,353
British Telecommunications plc
(EURIBOR ICE Swap Rate 5 Year + 2.13%), 1.87%, 8/18/2080 (a)(d)	EUR	100,000	120,491
Centrica plc 4.38%, 3/13/2029 (a)	GBP	200,000	335,790
CK Hutchison Group Telecom Finance SA 1.13%, 10/17/2028 (a)	EUR	850,000	1,067,604
EC Finance plc 2.38%, 11/15/2022 (a)	EUR	200,000	238,614
eG Global Finance plc 4.38%, 2/7/2025 (a)	EUR	600,000	714,256
FCE Bank plc 1.13%, 2/10/2022 (a)	EUR	300,000	367,218
Heathrow Funding Ltd.
6.75%, 12/3/2026 (a)	GBP	300,000	537,524
1.50%, 2/11/2030 (a)	EUR	300,000	374,621
1.88%, 3/14/2034 (a)	EUR	250,000	316,152
HSBC Holdings plc
(USD ICE Swap Rate 5 Year + 4.37%), 6.37%, 3/30/2025 (d)(e)(f)		600,000	663,960
(SOFR + 1.54%), 1.64%, 4/18/2026 (d)		490,000	498,002
5.75%, 12/20/2027 (a)	GBP	200,000	347,517
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (d)		250,000	275,923
Iceland Bondco plc 4.63%, 3/15/2025 (a)	GBP	400,000	557,694
INEOS Quattro Finance 2 plc 2.50%, 1/15/2026 (c)	EUR	200,000	244,622
INEOS Styrolution Group GmbH 2.25%, 1/16/2027 (a)	EUR	300,000	357,834
International Consolidated Airlines Group SA 1.50%, 7/4/2027 (a)	EUR	200,000	219,969
Jaguar Land Rover Automotive plc
2.20%, 1/15/2024 (a)	EUR	400,000	481,068
4.50%, 1/15/2026 (a)	EUR	350,000	444,899
Lloyds Banking Group plc
(EURIBOR ICE Swap Rate 5 Year + 5.29%), 4.95%, 6/27/2025 (a)(d)(e)(f)	EUR	200,000	267,060

Investments		Principal Amount($)	Value($)
4.58%, 12/10/2025		200,000	225,662
Motion Finco SARL 7.00%, 5/15/2025 (a)	EUR	150,000	192,521
Nationwide Building Society
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 5.63%), 5.75%, 6/20/2027 (a)(d)(e)(f)	GBP	750,000	1,187,213
Natwest Group plc
(USD Swap Semi 5 Year + 7.60%), 8.62%, 8/15/2021 (d)(e)(f)		200,000	202,064
(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 5/15/2023 (d)		235,000	241,876
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (d)		780,000	851,084
(EURIBOR 3 Month + 1.08%), 0.75%, 11/15/2025 (a)(d)	EUR	400,000	496,702
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.99%), 5.13%, 5/12/2027 (d)(e)(f)	GBP	684,000	1,033,518
NGG Finance plc
(EUR Swap Annual 5 Year + 2.53%), 2.12%, 9/5/2082 (a)(d)	EUR	900,000	1,104,364
Pinnacle Bidco plc 5.50%, 2/15/2025 (a)	EUR	400,000	493,936
Rolls-Royce plc 0.88%, 5/9/2024 (a)	EUR	400,000	473,829
Sky Ltd.
1.50%, 9/15/2021 (a)	EUR	200,000	245,206
2.25%, 11/17/2025 (a)	EUR	200,000	267,978
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.66%), 6.00%, 7/26/2025 (c)(d)(e)(f)		200,000	218,420
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.85%), 4.64%, 4/1/2031 (c)(d)		680,000	784,510
Synthomer plc 3.88%, 7/1/2025 (a)	EUR	300,000	382,603
Tesco Corporate Treasury Services plc 0.88%, 5/29/2026 (a)	EUR	500,000	626,653
Virgin Media Finance plc 3.75%, 7/15/2030 (a)	EUR	525,000	639,124

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount($)	Value($)
Vodafone Group plc
5.25%, 5/30/2048		180,000	226,957
4.88%, 6/19/2049		121,000	145,773
4.25%, 9/17/2050		90,000	99,691
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/3/2078 (a)(d)	EUR	700,000	953,788
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 1/3/2079 (a)(d)	EUR	300,000	378,732
Series NC10, (EUR Swap Annual 5 Year + 3.23%), 3.00%, 8/27/2080 (a)(d)	EUR	625,000	775,494

			23,145,872

United States — 6.0%
Adient Global Holdings Ltd. 3.50%, 8/15/2024 (a)	EUR	300,000	375,896
AES Corp. (The)
3.30%, 7/15/2025 (c)		31,000	33,070
2.45%, 1/15/2031 (c)		95,000	92,111
Albertsons Cos., Inc. 5.75%, 3/15/2025		4,000	4,100
Alexander Funding Trust 1.84%, 11/15/2023 (c)		70,000	71,066
Ardagh Metal Packaging Finance USA LLC
2.00%, 9/1/2028 (c)	EUR	175,000	213,186
3.00%, 9/1/2029 (c)	EUR	129,000	157,036
Ardagh Packaging Finance plc
2.13%, 8/15/2026 (a)	EUR	200,000	243,280
2.13%, 8/15/2026 (c)	EUR	100,000	121,640
Bank of America Corp.
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (d)		560,000	565,057
(SOFR + 1.32%), 2.69%, 4/22/2032 (d)		290,000	294,040
Berry Global, Inc. 5.13%, 7/15/2023		6,000	6,023
Broadcom, Inc.
2.45%, 2/15/2031 (c)		760,000	729,870
3.50%, 2/15/2041 (c)		105,000	101,545
CCO Holdings LLC 5.13%, 5/1/2027 (c)		140,000	146,300
CenterPoint Energy, Inc. 2.95%, 3/1/2030		280,000	291,822
Charles Schwab Corp. (The)
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (d)(e)(f)		540,000	561,600

Investments		Principal Amount($)	Value($)
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (d)(e)(f)		320,000	321,600
Citigroup, Inc.
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (d)(e)(f)		50,000	53,755
Series V, (SOFR + 3.23%), 4.70%, 1/30/2025 (d)(e)(f)		138,000	141,795
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (d)(e)(f)		155,000	170,190
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (d)(e)(f)		160,000	163,200
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d)(e)(f)		550,000	554,125
Series T, (ICE LIBOR USD 3 Month + 4.52%), 6.25%, 8/15/2026 (d)(e)(f)		200,000	232,250
(SOFR + 1.17%), 2.56%, 5/1/2032 (d)		320,000	320,764
Constellium SE 4.25%, 2/15/2026 (a)	EUR	100,000	123,927
Diebold Nixdorf Dutch Holding BV 9.00%, 7/15/2025 (a)	EUR	250,000	335,349
Discovery Communications LLC 3.63%, 5/15/2030		350,000	374,043
Fidelity National Information Services, Inc. 2.00%, 5/21/2030	EUR	200,000	267,778
Fiserv, Inc. 1.63%, 7/1/2030	EUR	100,000	130,271
Ford Motor Credit Co. LLC 3.25%, 9/15/2025	EUR	150,000	194,258
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035		245,000	284,823
General Electric Co. 1.50%, 5/17/2029	EUR	100,000	127,850
General Motors Co. 6.13%, 10/1/2025		21,000	24,964
General Motors Financial Co., Inc.
3.95%, 4/13/2024		40,000	43,305
2.75%, 6/20/2025		39,000	41,216
Gilead Sciences, Inc.
1.65%, 10/1/2030		110,000	104,210

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount($)	Value($)
2.60%, 10/1/2040		160,000	149,542
2.80%, 10/1/2050		85,000	76,888
Goldman Sachs Group, Inc. (The)
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (d)(e)(f)		115,000	115,172
(SOFR + 1.28%), 2.62%, 4/22/2032 (d)		290,000	292,246
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (c)		50,000	51,518
HCA, Inc. 5.25%, 6/15/2049		240,000	295,513
Hyundai Capital America
3.50%, 11/2/2026 (c)		555,000	601,988
3.50%, 11/2/2026 (a)		150,000	162,700
International Game Technology plc
3.50%, 6/15/2026 (a)	EUR	400,000	503,164
2.38%, 4/15/2028 (a)	EUR	250,000	298,488
IQVIA, Inc. 2.25%, 1/15/2028 (a)	EUR	150,000	183,821
Lkq Italia Bondco Di Lkq Italia Bondco Gp SRL E C SAPA 3.88%, 4/1/2024 (a)	EUR	200,000	263,035
Morgan Stanley
(EURIBOR 3 Month + 0.83%), 1.34%, 10/23/2026 (d)	EUR	200,000	255,582
(SOFR + 0.88%), 1.59%, 5/4/2027 (d)		690,000	696,336
(SOFR + 1.43%), 2.80%, 1/25/2052 (d)		100,000	93,546
Netflix, Inc.
3.63%, 5/15/2027	EUR	100,000	139,780
3.88%, 11/15/2029 (a)	EUR	450,000	655,906
5.38%, 11/15/2029 (c)		94,000	111,151
Novelis Sheet Ingot GmbH 3.38%, 4/15/2029 (c)	EUR	100,000	125,908
Oracle Corp.
2.88%, 3/25/2031		260,000	266,351
3.95%, 3/25/2051		280,000	290,781
Pacific Gas and Electric Co. 3.30%, 3/15/2027		366,000	376,179
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (c)		9,000	9,180
Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR	300,000	368,599
Swiss Re Finance UK plc
(EUR Swap Annual 1 Year + 3.75%), 2.71%, 6/4/2052 (a)(d)	EUR	100,000	133,314

Investments		Principal Amount($)	Value($)
TI Automotive Finance plc 3.75%, 4/15/2029 (c)	EUR	105,000	128,955
T-Mobile USA, Inc. 3.00%, 2/15/2041		210,000	196,938
Transocean, Inc. 11.50%, 1/30/2027 (c)		25,000	24,886
UGI International LLC 3.25%, 11/1/2025 (a)	EUR	250,000	311,615
Upjohn Finance BV 1.91%, 6/23/2032 (a)	EUR	150,000	191,849
Verizon Communications, Inc.
2.55%, 3/21/2031		330,000	331,845
2.65%, 11/20/2040		60,000	55,282
3.40%, 3/22/2041		255,000	259,318
2.88%, 11/20/2050		75,000	67,602
3.55%, 3/22/2051		145,000	147,044
Wells Fargo & Co.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d)(e)(f)		340,000	348,517

			16,597,854

TOTAL CORPORATE BONDS (Cost $156,234,886)			161,352,082

FOREIGN GOVERNMENT SECURITIES — 31.0%
Angola — 0.1%
Republic of Angola 8.00%, 11/26/2029 (a)		210,000	213,517

Australia — 2.4%
Commonwealth of Australia
5.50%, 4/21/2023 (a)	AUD	5,688,000	4,834,757
3.00%, 3/21/2047 (a)	AUD	2,140,000	1,791,577

			6,626,334

Bahrain — 0.3%
Kingdom of Bahrain
5.45%, 9/16/2032 (c)		289,000	284,213
6.00%, 9/19/2044 (a)		335,000	312,346
7.50%, 9/20/2047 (a)		260,000	274,593

			871,152

Canada — 4.6%
Canada Government Bond
0.50%, 9/1/2025	CAD	6,758,000	5,522,479
0.50%, 12/1/2030	CAD	9,655,000	7,290,342

			12,812,821

China — 2.5%
People’s Republic of China 3.27%, 11/19/2030	CNY	43,000,000	6,859,046

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount($)	Value($)
Colombia — 0.2%
Republic of Colombia 3.13%, 4/15/2031		210,000	201,836
Titulos de Tesoreria 7.00%, 6/30/2032	COP	1,694,600,000	438,142

			639,978

Czech Republic — 0.3%
Czech Republic 2.00%, 10/13/2033	CZK	18,250,000	886,763

Dominican Republic — 0.4%
Dominican Republic Government Bond
4.88%, 9/23/2032 (c)		240,000	246,225
5.30%, 1/21/2041 (c)		165,000	165,340
6.40%, 6/5/2049 (a)		184,000	197,087
5.88%, 1/30/2060 (c)		414,000	407,273

			1,015,925

Egypt — 0.5%
Arab Republic of Egypt
5.75%, 5/29/2024 (c)		200,000	213,288
7.60%, 3/1/2029 (c)		280,000	311,640
5.88%, 2/16/2031 (c)		386,000	379,124
7.05%, 1/15/2032 (c)		230,000	239,603
8.70%, 3/1/2049 (a)		300,000	322,556

			1,466,211

El Salvador — 0.1%
Republic of El Salvador
5.88%, 1/30/2025 (a)		195,000	188,907
6.38%, 1/18/2027 (a)		195,000	190,856

			379,763

Ethiopia — 0.1%
Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)		400,000	369,075

Ghana — 0.2%
Republic of Ghana
7.63%, 5/16/2029 (a)		320,000	326,960
8.63%, 6/16/2049 (a)		220,000	214,472

			541,432

Hungary — 0.1%
Hungary Government Bond 7.63%, 3/29/2041		150,000	243,497

Indonesia — 1.1%
Republic of Indonesia
7.00%, 9/15/2030	IDR	4,152,000,000	301,263
6.50%, 2/15/2031	IDR	13,887,000,000	976,513
8.38%, 3/15/2034	IDR	720,000,000	55,821
7.50%, 4/15/2040	IDR	24,102,000,000	1,748,808

			3,082,405

Israel — 0.2%
State of Israel Government Bond 3.38%, 1/15/2050		570,000	591,126

Investments		Principal Amount($)	Value($)
Italy — 6.4%
Buoni Poliennali del Tesoro
0.95%, 9/15/2027 (a)	EUR	3,940,000	4,969,720
0.25%, 3/15/2028 (a)	EUR	3,770,000	4,525,403
Italian Republic Government Bond
0.88%, 5/6/2024		962,000	961,773
2.38%, 10/17/2024		3,295,000	3,436,850
2.88%, 10/17/2029		1,135,000	1,165,566
Republic of Italy 0.00%, 4/1/2026 (a)	EUR	2,120,000	2,565,278

			17,624,590

Ivory Coast — 0.3%
Republic of Cote d’Ivoire
6.38%, 3/3/2028 (a)		270,000	300,257
6.88%, 10/17/2040 (c)	EUR	460,000	611,187

			911,444

Jamaica — 0.1%
Jamaica Government Bond 7.88%, 7/28/2045		200,000	276,938

Jordan — 0.3%
Hashemite Kingdom of Jordan
6.13%, 1/29/2026 (a)		200,000	216,475
5.85%, 7/7/2030 (c)		440,000	456,362
7.38%, 10/10/2047 (a)		210,000	221,721

			894,558

Kazakhstan — 0.2%
Republic of Kazakhstan 1.50%, 9/30/2034 (c)	EUR	370,000	452,409

Kenya — 0.2%
Republic of Kenya 6.88%, 6/24/2024 (a)		400,000	444,075

Lebanon — 0.0%(i)
Lebanese Republic
6.65%, 4/22/2024 (a)(j)		227,000	29,765
6.65%, 11/3/2028 (a)(j)		226,000	29,493

			59,258

Malaysia — 0.3%
Malaysia Government Bond 3.83%, 7/5/2034	MYR	3,920,000	944,114

Mexico — 1.2%
Mex Bonos Desarr Fix Rt
Series M 20, 8.50%, 5/31/2029	MXN	17,000,000	957,253
7.75%, 5/29/2031	MXN	23,780,000	1,286,048
United Mexican States
3.77%, 5/24/2061		392,000	359,121
3.75%, 4/19/2071		853,000	765,461

			3,367,883

Morocco — 0.1%
Kingdom of Morocco 1.50%, 11/27/2031 (c)	EUR	180,000	206,235

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments		Principal Amount($)	Value($)
3.00%, 12/15/2032 (c)		200,000	191,937

			398,172

New Zealand — 1.2%
New Zealand Government Bond
4.50%, 4/15/2027 (a)	NZD	952,000	815,548
2.75%, 4/15/2037 (a)	NZD	3,201,000	2,421,087

			3,236,635

Nigeria — 0.3%
Federal Republic of Nigeria
7.63%, 11/21/2025 (a)		300,000	340,931
7.63%, 11/28/2047 (a)		400,000	403,075

			744,006

Pakistan — 0.3%
Islamic Republic of Pakistan
6.00%, 4/8/2026 (c)		353,000	361,384
7.38%, 4/8/2031 (c)		416,000	434,720

			796,104

Paraguay — 0.2%
Republic of Paraguay 5.00%, 4/15/2026 (a)		420,000	475,204

Philippines — 0.1%
Republic of Philippines 2.95%, 5/5/2045		330,000	314,387

Portugal — 1.8%
Portuguese Republic 5.13%, 10/15/2024 (a)		4,260,000	4,860,234

Qatar — 0.2%
State of Qatar
5.10%, 4/23/2048 (a)		245,000	318,010
4.40%, 4/16/2050 (c)		200,000	237,500

			555,510

Romania — 0.5%
Romania Government Bond
4.15%, 10/24/2030	RON	2,750,000	729,100
2.63%, 12/2/2040 (c)	EUR	148,000	177,997
4.63%, 4/3/2049 (c)	EUR	276,000	421,615

			1,328,712

Senegal — 0.4%
Republic of Senegal
6.25%, 5/23/2033 (a)		660,000	696,836
6.75%, 3/13/2048 (a)		260,000	264,599

			961,435

Serbia — 0.3%
Republic of Serbia
1.50%, 6/26/2029 (c)	EUR	410,000	497,475
1.65%, 3/3/2033 (c)	EUR	316,000	372,461

			869,936

South Africa — 1.5%
Republic of South Africa
4.30%, 10/12/2028		240,000	247,545
Series R213, 7.00%, 2/28/2031	ZAR	21,130,000	1,309,982

Investments		Principal Amount($)	Value($)
8.88%, 2/28/2035	ZAR	33,080,000	2,152,443
Series 2037, 8.50%, 1/31/2037	ZAR	3,273,449	201,408
6.25%, 3/8/2041		100,000	108,644
5.75%, 9/30/2049		200,000	201,225

			4,221,247

Ukraine — 0.3%
Ukraine Government Bond
7.75%, 9/1/2026 (a)		560,000	623,980
7.38%, 9/25/2032 (a)		200,000	212,225

			836,205

United Arab Emirates — 0.1%
United Arab Emirates Government Bond 4.00%, 7/28/2050 (c)		400,000	365,000

United Kingdom — 1.5%
United Kingdom of Great Britain and Northern Ireland 3.75%, 9/7/2021 (a)	GBP	2,938,092	4,210,631

Uruguay — 0.1%
Oriental Republic of Uruguay 5.10%, 6/18/2050		250,000	315,672

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $84,801,648)			86,063,404

COMMERCIAL MORTGAGE-BACKED SECURITIES — 2.3%
United States — 2.3%
BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023 (c)		400,000	380,971
Banc of America Commercial Mortgage Trust Series 2007-5, Class AJ, 5.82%, 2/10/2051 (h)		331,376	343,355
BANK
Series 2019-BN16, Class C, 4.79%, 2/15/2052 ‡(h)		23,000	25,724
Series 2018-BN10, Class C, 4.16%, 2/15/2061 ‡(h)		70,000	75,119
Series 2018-BN13, Class C, 4.56%, 8/15/2061 (h)		118,000	131,141
Series 2019-BN20, Class C, 3.65%, 9/15/2062 ‡(h)		176,000	184,366
Benchmark Mortgage Trust Series 2019-B11, Class C, 3.75%, 5/15/2052 ‡(h)		315,000	332,597
CCUBS Commercial Mortgage Trust Series 2017-C1, Class C, 4.39%, 11/15/2050 ‡(h)		28,000	30,553

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount($)	Value($)
CD Mortgage Trust Series 2016-CD2, Class C, 4.02%, 11/10/2049 ‡(h)	21,000	21,807
Citigroup Commercial Mortgage Trust
Series 2014-GC23, Class C, 4.43%, 7/10/2047 ‡(h)	21,000	22,537
Series 2015-P1, Class D, 3.23%, 9/15/2048 ‡(c)	205,000	185,039
CSAIL Commercial Mortgage Trust Series 2021-C20, Class C, 3.73%, 3/15/2054 ‡(h)	119,000	124,827
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.29%, 7/25/2023 (h)	3,804,345	20,512
Series K739, Class X1, IO, 1.29%, 9/25/2027 (h)	2,198,954	149,724
Series K078, Class X3, IO, 2.21%, 10/25/2028 (h)	1,820,000	248,285
Series K153, Class X3, IO, 3.77%, 4/25/2035 (h)	340,000	105,977
Series K036, Class X3, IO, 2.11%, 12/25/2041 (h)	2,640,000	130,168
Series K720, Class X3, IO, 1.33%, 8/25/2042 (h)	6,800,000	99,534
Series K041, Class X3, IO, 1.64%, 11/25/2042 (h)	3,470,000	177,542
Series K718, Class X3, IO, 1.43%, 2/25/2043 (h)	10,025,000	62,136
Series K054, Class X3, IO, 1.60%, 4/25/2043 (h)	1,365,000	92,450
Series K050, Class X3, IO, 1.55%, 10/25/2043 (h)	1,010,000	61,170
Series K051, Class X3, IO, 1.61%, 10/25/2043 (h)	1,395,000	88,808
Series K052, Class X3, IO, 1.61%, 1/25/2044 (h)	750,000	49,742
Series K726, Class X3, IO, 2.13%, 7/25/2044 (h)	2,890,000	160,773
Series K067, Class X3, IO, 2.11%, 9/25/2044 (h)	1,385,000	160,467
Series K072, Class X3, IO, 2.14%, 12/25/2045 (h)	400,000	49,023
Series K089, Class X3, IO, 2.30%, 1/25/2046 (h)	850,000	130,297
Series K088, Class X3, IO, 2.35%, 2/25/2047 (h)	980,000	154,056
FREMF Series 2018-KF46, Class B, 2.06%, 3/25/2028 (c)(h)	440,073	426,100

Investments	Principal Amount($)	Value($)
FREMF Mortgage Trust
Series 2017-KF31, Class B, 3.01%, 4/25/2024 (c)(h)	38,243	37,838
Series 2017-KF36, Class B, 2.76%, 8/25/2024 (c)(h)	41,175	41,175
Series 2017-KF38, Class B, 2.61%, 9/25/2024 (c)(h)	40,117	40,117
Series 2018-KF47, Class B, 2.11%, 5/25/2025 (c)(h)	21,486	21,072
Series 2018-KF49, Class B, 2.01%, 6/25/2025 (c)(h)	224,074	220,187
Series 2017-K728, Class B, 3.65%, 11/25/2050 (c)(h)	190,000	204,462
Series 2017-K728, Class C, 3.65%, 11/25/2050 (c)(h)	105,000	111,446
GNMA Series 2017-23, IO, 0.63%, 5/16/2059 (h)	372,874	17,799
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.74%, 11/10/2045 ‡(c)(h)	320,000	314,283
Series 2015-GC30, Class C, 4.07%, 5/10/2050 ‡(h)	36,000	37,730
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class C, 4.27%, 7/15/2048 ‡(h)	62,000	65,851
Series 2015-C31, Class C, 4.62%, 8/15/2048 ‡(h)	23,000	24,681
JPMDB Commercial Mortgage Securities Trust Series 2017-C7, Class C, 4.16%, 10/15/2050 ‡(h)	39,000	42,094
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP4, Class C, 3.42%, 12/15/2049 ‡(h)	28,000	28,189
LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.91%, 7/15/2044 (h)	18,523	18,291
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡(h)	228,121	122,045
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 5.05%, 2/15/2047 ‡(h)	21,000	22,607
Series 2015-C24, Class C, 4.34%, 5/15/2048 ‡(h)	36,000	38,237

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount($)	Value($)
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class E, 5.33%, 11/14/2042 ‡(h)	43,659	43,149
Series 2015-MS1, Class B, 4.03%, 5/15/2048 ‡(h)	28,000	30,291
Series 2020-L4, Class C, 3.54%, 2/15/2053 ‡(h)	113,000	116,859
UBS Commercial Mortgage Trust Series 2017-C7, Class B, 4.29%, 12/15/2050 ‡(h)	106,000	118,745
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (c)(h)	160,846	169,007
Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡(c)(h)	170,583	178,325
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class C, 4.18%, 7/15/2048 (h)	23,000	23,897
Series 2019-C49, Class C, 4.87%, 3/15/2052 ‡(h)	59,000	66,587

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,333,521)		6,379,764

ASSET-BACKED SECURITIES — 2.0%
United States — 2.0%
Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡(c)	155,604	164,542
Chase Funding Trust Series 2003-6, Class 1A7, 5.28%, 11/25/2034 ‡(b)	87,007	91,709
Credit Acceptance Auto Loan Trust
Series 2018-1A, Class C, 3.77%, 6/15/2027 (c)	208,205	208,504
Series 2018-3A, Class B, 3.89%, 10/15/2027 (c)	250,000	252,409
Credit-Based Asset Servicing & Securitization LLC Series 2004-CB5, Class M1, 1.01%, 1/25/2034 ‡(h)	99,621	97,463
Drive Auto Receivables Trust
Series 2018-3, Class D, 4.30%, 9/16/2024	227,976	233,701
Series 2018-4, Class C, 3.66%, 11/15/2024	21,945	21,994
DT Auto Owner Trust
Series 2018-3A, Class C, 3.79%, 7/15/2024 (c)	115,110	115,740

Investments	Principal Amount($)	Value($)
Series 2019-1A, Class D, 3.87%, 11/15/2024 (c)	65,000	67,199
Series 2019-1A, Class E, 4.94%, 2/17/2026 (c)	100,000	104,376
Exeter Automobile Receivables Trust
Series 2016-3A, Class D, 6.40%, 7/17/2023 (c)	311,083	311,891
Series 2018-3A, Class D, 4.35%, 6/17/2024 (c)	210,000	216,369
Flagship Credit Auto Trust
Series 2017-4, Class D, 3.58%, 1/15/2024 (c)	280,000	288,549
Series 2017-2, Class E, 5.55%, 7/15/2024 (c)	380,000	392,343
GLS Auto Receivables Issuer Trust Series 2019-2A, Class B, 3.32%, 3/15/2024 (c)	200,000	203,312
Lendmark Funding Trust Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡(c)	580,000	594,067
Marlette Funding Trust Series 2018-2A, Class C, 4.37%, 7/17/2028 (c)	160,843	161,353
Morgan Stanley ABS Capital I, Inc. Trust Series 2004-NC8, Class B1, 2.72%, 9/25/2034 ‡(h)	22,713	23,672
OneMain Direct Auto Receivables Trust
Series 2018-1A, Class B, 3.71%, 4/14/2025 (c)	100,000	101,302
Series 2018-1A, Class D, 4.40%, 1/14/2028 (c)	160,000	162,678
Onemain Financial Issuance Trust Series 2018-1A, Class D, 4.08%, 3/14/2029 ‡(c)	100,000	102,711
PNMAC GMSR Issuer Trust Series 2018-GT2, Class A, 2.74%, 8/25/2025 (c)(h)	210,000	209,445
Progress Residential Trust Series 2018-SFR3, Class E, 4.87%, 10/17/2035 ‡(c)	262,000	265,724
Santander Revolving Auto Loan Trust
Series 2019-A, Class C, 3.00%, 1/26/2032 (c)	150,000	158,704
Series 2019-A, Class D, 3.45%, 1/26/2032 (c)	650,000	685,011
Structured Asset Investment Loan Trust
Series 2004-8, Class M3, 1.07%, 9/25/2034 ‡(h)	63,433	63,197
Series 2005-HE3, Class M1, 0.81%, 9/25/2035 ‡(h)	59,433	59,255

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount($)	Value($)
Westlake Automobile Receivables Trust Series 2018-2A, Class E, 4.86%, 1/16/2024 (c)	310,000	318,552

TOTAL ASSET-BACKED SECURITIES (Cost $5,535,603)		5,675,772

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.4%
United Kingdom — 0.1%
Brass NO 8 plc Series 8A, Class A1, 0.86%, 11/16/2066 (c)(h)	105,714	106,244
Lanark Master Issuer plc Series 2019-1A, Class 1A1, 0.92%, 12/22/2069 (c)(h)	100,000	100,116

		206,360

United States — 1.3%
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	123,486	123,435
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	74,414	73,991
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	91,331	92,819
Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	141,426	111,523
Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 2.56%, 2/25/2037(h)	19,939	20,104
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	53,700	38,505
COLT Mortgage Loan Trust Series 2019-4, Class A1, 2.58%, 11/25/2049 (c)(h)	76,007	76,366
Deephaven Residential Mortgage Trust Series 2020-1, Class A1, 2.34%, 1/25/2060 (c)(h)	100,034	101,285
FHLMC Structured Agency Credit Risk Debt Notes Series 2018-HQA1, Class M2, 2.39%, 9/25/2030(h)	46,711	47,058
FHLMC, REMIC
Series 2916, Class S, IF, IO, 7.15%, 1/15/2035 (h)	1,724,862	346,192
Series 4305, Class SK, IF, IO, 6.50%, 2/15/2044 (h)	575,110	114,845
Series 4689, Class SD, IF, IO, 6.05%, 6/15/2047 (h)	414,550	93,838

Investments	Principal Amount($)	Value($)
Series 4714, Class SA, IF, IO, 6.05%, 8/15/2047 (h)	336,671	72,888
Series 5022, IO, 3.00%, 9/25/2050	559,907	86,719
Series 5023, Class MI, IO, 3.00%, 10/25/2050	935,128	163,416
Series 4839, Class WS, IF, IO, 6.00%, 8/15/2056 (h)	2,461,972	572,724
FNMA, Connecticut Avenue Securities
Series 2015-C03, Class 2M2, 5.09%, 7/25/2025 (h)	40,544	41,200
Series 2016-C06, Class 1M2, 4.34%, 4/25/2029 (h)	43,893	45,767
Series 2018-C05, Class 1M2, 2.44%, 1/25/2031 (h)	7,770	7,865
Series 2018-C06, Class 1M2, 2.09%, 3/25/2031 (h)	72,308	72,703
Series 2018-C06, Class 2M2, 2.19%, 3/25/2031 (h)	20,443	20,637
FNMA, REMIC
Series 2010-57, Class ID, IO, 4.00%, 6/25/2025	137,853	3,199
Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	1,176,977	71,259
Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	781,037	68,023
Series 2012-93, Class SE, IF, IO, 6.01%, 9/25/2042 (h)	115,947	24,469
Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	124,912	16,811
Series 2012-133, Class NS, IF, IO, 6.06%, 12/25/2042 (h)	210,466	42,825
Series 2015-40, Class LS, IF, IO, 6.08%, 6/25/2045 (h)	301,848	58,432
Series 2016-75, Class SC, IF, IO, 6.01%, 10/25/2046 (h)	716,177	134,654
Series 2017-31, Class SG, IF, IO, 6.01%, 5/25/2047 (h)	1,094,369	225,637

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Investments	Principal Amount($)	Value($)
Series 2017-39, Class ST, IF, IO, 6.01%, 5/25/2047(h)	324,623	67,719
Series 2017-69, Class SH, IF, IO, 6.11%, 9/25/2047(h)	470,421	105,134
Series 2019-42, Class SK, IF, IO, 5.96%, 8/25/2049(h)	834,939	156,228
FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027(h)	162,522	10,418
GNMA
Series 2017-107, Class KS, IF, IO, 6.10%, 7/20/2047(h)	315,878	59,254
Series 2019-42, Class SJ, IF, IO, 5.95%, 4/20/2049(h)	793,887	125,237
Series 2015-H13, Class GI, IO, 1.60%, 4/20/2065(h)	193,535	7,651
Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 0.65%, 7/25/2029(h)	69,374	68,193
Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 2.65%, 7/25/2034(h)	16,293	17,459
Toorak Mortgage Corp. Ltd. Series 2018-1, Class A1, 4.34%, 8/25/2021 (b) (c)	41,058	41,133

		3,627,615

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,769,640)		3,833,975

Investments	Principal Amount($)	Value($)
SUPRANATIONAL — 0.1%
African Export-Import Bank (The) 5.25%, 10/11/2023 (a) (Cost $208,688)	200,000	216,437

	Shares
COMMON STOCKS — 0.1%
United States — 0.1%
Oasis Petroleum, Inc. (Cost $46,454)	1,711	151,612

	No. of Warrants
WARRANTS — 0.0%(i)
United States — 0.0%(i)
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD*‡ (Cost $—)	16	222

	Shares

SHORT-TERM INVESTMENTS — 3.1%
INVESTMENT COMPANIES — 3.1%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(k)(l) (Cost $8,630,115)	8,630,115	8,630,115

Total Investments — 98.1% (Cost $265,560,555)		272,303,383
Other Assets Less Liabilities — 1.9%		5,385,467

Net Assets — 100.0%		277,688,850

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
AUD	Australian Dollar
CAD	Canadian Dollar
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IDR	Indonesian Rupiah
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of May 31, 2021. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
OYJ	Public Limited Company
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
PT	Limited liability company
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
RON	Romanian Leu
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	United States Dollar
ZAR	South African Rand

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

(b)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of May 31, 2021.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of May 31, 2021.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of May 31, 2021.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of May 31, 2021.
(i)	Amount rounds to less than 0.1% of net assets.
(j)	Defaulted security.
(k)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of May 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of May 31, 2021:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note	10	09/2021	USD	1,238,203	964

Short Contracts
Euro-Bund	(1)	06/2021	EUR	(207,258)	2,580
Euro-Buxl	(31)	06/2021	EUR	(7,594,613)	316,881
U.S. Treasury 5 Year Note	(10)	09/2021	USD	(1,238,203)	(1,036)
U.S. Treasury 10 Year Ultra Note	(163)	09/2021	USD	(23,596,797)	50,257
U.S. Treasury Long Bond	(13)	09/2021	USD	(2,031,250)	5,558
U.S. Treasury Ultra Bond	(57)	09/2021	USD	(10,534,312)	23,871

					398,111

					399,075

Abbreviations

EUR	Euro
USD	United States Dollar

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Forward foreign currency exchange contracts outstanding as of May 31, 2021:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	96,479,096	USD	117,492,243	Citibank, NA	6/2/2021	159,191
EUR	215,916	USD	261,802	HSBC Bank, NA	6/2/2021	1,498
GBP	3,143,424	USD	4,458,318	Barclays Bank plc	6/2/2021	2,672
USD	242,194	EUR	198,357	Barclays Bank plc	6/2/2021	308
CZK	37,293,546	USD	1,773,454	Barclays Bank plc	6/22/2021	12,661
CZK	62,029,625	USD	2,925,717	BNP Paribas	6/22/2021	45,095
EUR	2,277,097	CAD	3,344,144	Goldman Sachs International	6/22/2021	9,746
IDR	14,327,440,428	USD	999,340	Barclays Bank plc**	6/22/2021	815
INR	297,698,761	USD	4,039,633	BNP Paribas**	6/22/2021	56,778
KRW	2,996,703,029	USD	2,655,886	Citibank, NA**	6/22/2021	34,014
MXN	22,674,921	USD	1,133,441	Royal Bank of Canada	6/22/2021	2,306
PLN	5,162,990	USD	1,394,234	BNP Paribas	6/22/2021	10,249
PLN	4,083,389	USD	1,091,784	Goldman Sachs International	6/22/2021	19,017
PLN	597,356	USD	158,668	State Street Corp.	6/22/2021	3,830
USD	6,830,711	AUD	8,821,230	BNP Paribas	6/22/2021	29,799
USD	1,392,029	COP	5,151,399,576	BNP Paribas**	6/22/2021	4,541
USD	1,390,899	CZK	28,972,015	BNP Paribas	6/22/2021	3,330
USD	1,382,601	MXN	27,554,198	State Street Corp.	6/22/2021	2,461
USD	902,719	MYR	3,732,608	BNP Paribas**	6/22/2021	459
ZAR	19,391,970	USD	1,378,494	Goldman Sachs International	6/22/2021	24,912

Total unrealized appreciation						423,682

USD	563,992	EUR	467,487	Royal Bank of Canada	6/2/2021	(6,085)
USD	116,038,872	EUR	95,879,118	State Street Corp.	6/2/2021	(880,919)
USD	181,821	EUR	150,050	TD Bank Financial Group	6/2/2021	(1,158)
USD	4,021,377	GBP	2,890,981	Citibank, NA	6/2/2021	(81,359)
USD	352,255	GBP	252,443	Royal Bank of Canada	6/2/2021	(5,999)
COP	7,022,892,418	USD	1,905,189	BNP Paribas**	6/22/2021	(13,629)
COP	1,564,210,354	USD	424,974	Citibank, NA**	6/22/2021	(3,666)
KRW	1,556,910,341	USD	1,398,138	BNP Paribas**	6/22/2021	(624)
MXN	15,826,792	USD	795,371	Citibank, NA	6/22/2021	(2,635)
USD	12,631,951	CAD	15,314,939	BNP Paribas	6/22/2021	(45,066)
USD	5,772,130	CNY	37,232,384	Citibank, NA**	6/22/2021	(71,025)
USD	21,117,414	EUR	17,411,702	HSBC Bank, NA	6/22/2021	(123,485)
USD	4,153,442	GBP	2,953,944	BNP Paribas	6/22/2021	(38,760)
USD	3,448,035	NZD	4,786,558	Citibank, NA	6/22/2021	(19,164)
USD	6,194,781	ZAR	87,920,296	BNP Paribas	6/22/2021	(168,055)
ZAR	16,779,442	USD	1,220,465	Goldman Sachs International	6/22/2021	(6,128)
USD	117,568,520	EUR	96,479,096	Citibank, NA	7/6/2021	(160,935)
USD	4,458,494	GBP	3,143,424	Barclays Bank plc	7/6/2021	(2,693)

Total unrealized depreciation						(1,631,385)

Net unrealized depreciation						(1,207,703)

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

INR	Indian Rupee
KRW	Korean Republic Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.

Centrally Cleared Credit default swap contracts outstanding - buy protection (a) as of May 31, 2021:

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%) (b)	Notional Amount (c)	Upfront Payments (Receipts) ($) (d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.EM.35-V1	1.00	Quarterly	6/20/2026	1.60	USD 2,810,000	105,761	(29,785)	75,976

iTraxx.Europe.Main.35-V1	1.00	Quarterly	6/20/2026	0.50	EUR 3,560,000	(97,856)	(20,698)	(118,554)

						7,905	(50,483)	(42,578)

Centrally Cleared Credit default swap contracts outstanding - sell protection (e) as of May 31, 2021:

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Maturity Date	Implied Credit Spread (%) (b)	Notional Amount (c)	Upfront Payments (Receipts) ($) (d)	Unrealized Appreciation (Depreciation) ($)	Value ($)
iTraxx.Europe.Crossover.35-V1	5.00	Quarterly	6/20/2026	2.46	EUR 5,750,000	724,952	174,030	898,982

(a)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(b)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(c)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(d)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

(e)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

Centrally Cleared Interest rate swap contracts outstanding as of May 31, 2021:

Floating Rate Index (a)	Fixed Rate	Pay/Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments(Receipts) ($)	Value and Unrealized Appreciation (Depreciation) ($)
1 day SONIA annually	0.76 annually	Receive	5/26/2031	GBP 5,000,000	—	10,126

6 month EURIBOR semi-annually	0.11 annually	Pay	5/28/2031	EUR 5,500,000	—	(4,912)

					—	5,214

Abbreviations

CDX	Credit Default Swap Index
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
SONIA	Sterling Overnight Index Average
USD	United States Dollar

(a)	Value of floating rate index at May 31, 2021 was as follows:

Floating Rate Index	Value
1 Day SONIA	0.05%
6 Month EURIBOR	(0.51)

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

A. Valuation of Investments – Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at May 31, 2021.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 – Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 – Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

•

Level 3 – Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$–	$4,213,432	$1,462,340	$5,675,772
Collateralized Mortgage Obligations	–	3,833,975	–	3,833,975
Commercial Mortgage-Backed Securities
United States	–	4,127,522	2,252,242	6,379,764
Common Stocks	151,612	–	–	151,612
Corporate Bonds	–	161,352,082	–	161,352,082
Foreign Government Securities	–	86,063,404	–	86,063,404
Supranational	–	216,437	–	216,437
Warrants	–	–	222	222
Short-Term Investments
Investment Companies	8,630,115	–	–	8,630,115

Total Investments in Securities	$8,781,727	$259,806,852	$3,714,804	$272,303,383

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$423,682	$–	$423,682
Futures Contracts	400,111	–	–	400,111
Swaps	–	184,156	–	184,156
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	–	(1,631,385)	–	(1,631,385)
Futures Contracts	(1,036)	–	–	(1,036)
Swaps	–	(55,395)	–	(55,395)

Total Net Appreciation/Depreciation in Other Financial Instruments	$399,075	$(1,078,942)	$–	$(679,867)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of February 28, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of May 31, 2021
Investments in Securities:
Asset-Backed Securities	$1,699,878	$1	$(2,713)	$113	$—	$(234,939)	$—	$—	$1,462,340
Collateralized Mortgage Obligations	154,490	6	(4,496)	—	—	(150,000)	—	—	—
Commercial Mortgage-Backed Securities	2,040,140	(2)	21,758	177	301,133	(24,824)	66,449	(152,589)	2,252,242
Warrants	222	—	—	—	—	—	—	—	222

Total	$3,894,730	$5	$14,549	$290	$301,133	$(409,763)	$66,449	$(152,589)	$3,714,804

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at May 31, 2021, which were valued using significant unobservable inputs (level 3), amounted to $ 19,457.

There were no significant transfers into or out of level 3 for the period ended May 31, 2021.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at May 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,462,340	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 35.00% (17.78%)
			Constant Default Rate	0.00% - 3.40% (0.67%)
			Yield (Discount Rate of Cash Flows)	1.25% - 75.14% (3.91%)

Asset-Backed Securities	1,462,340

	2,252,242	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (7.92%)

			Constant Default Rate	0.00% - 2.00% (0.16%)
			Yield (Discount Rate of Cash Flows)	1.93% - 199% (14.63%)
Commercial Mortgage-Backed Securities	2,252,242

	222	Market Comparable Companies	EBITDA Multiple (b)	4.8x (4.8x)

Warrants	222

Total	$3,714,804

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below.

For the period ended May 31, 2021
Security Description	Value at February 28, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at May 31, 2021	Shares at May 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01%(a)(b)	$12,234,929	$28,610,085	$32,214,899	$—	$—	$8,630,115	8,630,115	$298	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of May 31, 2021.

C. Derivatives — The Fund used derivative instruments including futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes (1) — (3) below describe the various derivatives used by the Fund.

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

(1). Futures Contracts — The Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open future contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.

The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank.

JPMorgan International Bond Opportunities ETF

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2021 (Unaudited) (continued)

The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically based on a fixed interest rate.